                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 11, 2001


I.    RECONCILIATION OF COLLECTION ACCOUNT:
  End of Period Collection Account Balance as of Prior Payment Date:                                              473,093.45
  Available Funds:
      Contract Payments due and received in this period                                                         3,016,881.76
      Contract Payments due in prior period(s) and received in this period                                        103,009.00
      Contract Payments received in this period for next period                                                   130,793.07
      Sales, Use and Property Tax payments received                                                               202,611.92
      Prepayment Amounts related to early termination in this period                                               83,341.58
      Servicer Advance                                                                                            347,189.42
      Proceeds received from recoveries on previously Defaulted Contracts                                               0.00
      Transfer from Reserve Account                                                                                 8,744.75
      Interest earned on Collection Account                                                                         9,957.85
      Interest earned on Affiliated Account                                                                         2,857.46
      Proceeds from repurchase of Contracts per Contribution and Servicing
        Agreement Section 5.03                                                                                          0.00
      Amounts paid per Contribution and Servicing Agreement Section 7.01
        (Substituted contract < Predecessor contract)                                                                   0.00
      Amounts paid under insurance policies                                                                             0.00
      Maintenance, Late Charges and any other amounts                                                                   0.00

                                                                                                               -------------
  Total Available Funds                                                                                         4,378,480.26
  Less: Amounts to be Retained in Collection Account                                                              497,490.90
                                                                                                               -------------
  AMOUNT TO BE DISTRIBUTED                                                                                      3,880,989.36
                                                                                                               =============




  DISTRIBUTION OF FUNDS:
      1.   To Trustee -  Fees                                                                                           0.00
      2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer
             Advances                                                                                             103,009.00
      3.   To Noteholders (For Servicer Report immediately following the Final
             Additional Closing Date)
               a) Class A1 Principal and Interest                                                                       0.00
               a) Class A2 Principal (distributed after A1 Note matures) and Interest                           2,883,199.72
               a) Class A3 Principal (distributed after A1 and A2 Notes mature) and Interest                      182,832.00
               b) Class B Principal and Interest                                                                   70,434.35
               c) Class C Principal and  Interest                                                                  79,993.18
               d) Class D Principal and Interest                                                                   81,738.58
               e) Class E Principal and Interest                                                                   85,212.27

      4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                      0.00
      5.   To Issuer - Residual  Principal and Interest and Reserve Account Distribution
               a) Residual Interest (Provided no Restricting or Amortization Event in effect)                      21,023.74
               b) Residual Principal (Provided no Restricting or Amortization Event in effect)                    115,155.02
               c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)            8,744.75
      6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts             215,427.23
      7.   To Servicer, Servicing Fee and other Servicing Compensations                                            34,219.52
                                                                                                               -------------
  TOTAL FUNDS DISTRIBUTED                                                                                       3,880,989.36
                                                                                                               =============

                                                                                                               -------------
  End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}      497,490.90
                                                                                                               =============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                              $2,182,541.24
   - Add Investment Earnings                                                                                        8,744.75
   - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                     0.00
   - Less Distribution to Certificate Account                                                                       8,744.75
                                                                                                               -------------
End of period balance                                                                                          $2,182,541.24
                                                                                                               =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                     $2,182,541.24
                                                                                                               =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 11, 2001


III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                        Pool A                              67,542,016.37
                        Pool B                              12,303,167.15
                                                            -------------
                                                                                              79,845,183.52

Class A Overdue Interest, if any                                     0.00
Class A Monthly Interest - Pool A                              320,669.56
Class A Monthly Interest - Pool B                               58,411.80

Class A Overdue Principal, if any                                    0.00
Class A Monthly Principal - Pool A                           1,968,472.57
Class A Monthly Principal - Pool B                             718,477.79
                                                            -------------
                                                                                               2,686,950.36
Ending Principal Balance of the Class A Notes
                        Pool A                              65,573,543.80
                        Pool B                              11,584,689.36
                                                            -------------                     -------------
                                                                                              77,158,233.16
                                                                                              =============

Interest Paid Per $1,000         Principal Paid Per $1,000            Ending Principal
Original Face $190,972,000       Original Face $190,972,000           Balance Factor
$         1.985010               $                14.069866                  40.402904%


IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                        Class A1                                     0.00
                        Class A2                            41,755,183.52
                        Class A3                            38,090,000.00
                                                            -------------
                                                                                              79,845,183.52
Class A Monthly Interest
                        Class A1 (Actual Number Days/360)            0.00
                        Class A2                               196,249.36
                        Class A3                               182,832.00

Class A Monthly Principal
                        Class A1                                     0.00
                        Class A2                             2,686,950.36
                        Class A3                                     0.00
                                                            -------------
                                                                                               2,686,950.36
Ending Principal Balance of the Class A Notes
                        Class A1                                     0.00
                        Class A2                            39,068,233.16
                        Class A3                            38,090,000.00
                                                            -------------                     -------------
                                                                                              77,158,233.16
                                                                                              =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 11, 2001


V.   CLASS B NOTE PRINCIPAL BALANCE
  Beginning Principal Balance of the Class B Notes
                             Pool A                          1,543,762.59
                             Pool B                            281,195.91
                                                            -------------
                                                                                               1,824,958.50

  Class B Overdue Interest, if any                                   0.00
  Class B Monthly Interest - Pool A                              7,628.76
  Class B Monthly Interest - Pool B                              1,389.58
  Class B Overdue Principal, if any                                  0.00
  Class B Monthly Principal - Pool A                            44,993.66
  Class B Monthly Principal - Pool B                            16,422.35
                                                            -------------
                                                                                                  61,416.01
  Ending Principal Balance of the Class B Notes
                             Pool A                          1,498,768.93
                             Pool B                            264,773.56
                                                            -------------                     -------------
                                                                                               1,763,542.49
                                                                                              =============

  Interest Paid Per $1,000        Principal Paid Per $1,000        Ending Principal
  Original Face $4,365,000        Original Face $4,365,000         Balance Factor
  $               2.066057        $               14.070105               40.401890%

VI.   CLASS C NOTE PRINCIPAL BALANCE
  Beginning Principal Balance of the Class C Notes
                             Pool A                          1,736,976.93
                             Pool B                            316,431.35
                                                            -------------
                                                                                               2,053,408.28

  Class C Overdue Interest, if any                                   0.00
  Class C Monthly Interest - Pool A                              9,220.45
  Class C Monthly Interest - Pool B                              1,679.72
  Class C Overdue Principal, if any                                  0.00
  Class C Monthly Principal - Pool A                            50,617.87
  Class C Monthly Principal - Pool B                            18,475.14
                                                            -------------
                                                                                                  69,093.01
  Ending Principal Balance of the Class C Notes
                                              Pool A         1,686,359.06
                                              Pool B           297,956.21
                                                            -------------                     -------------
                                                                                               1,984,315.27
                                                                                              =============

  Interest Paid Per $1,000          Principal Paid Per $1,000           Ending Principal
  Original Face $4,910,955          Original Face $4,910,955            Balance Factor
  $                 2.219562        $               14.069160                  40.405894%

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 11, 2001


VII.   CLASS D NOTE PRINCIPAL BALANCE
  Beginning Principal Balance of the Class D Notes
                             Pool A                          1,736,976.93
                             Pool B                            316,431.35
                                                            -------------
                                                                                               2,053,408.28

  Class D Overdue Interest, if any                                   0.00
  Class D Monthly Interest - Pool A                             10,696.88
  Class D Monthly Interest - Pool B                              1,948.69
  Class D Overdue Principal, if any                                  0.00
  Class D Monthly Principal - Pool A                            50,617.87
  Class D Monthly Principal - Pool B                            18,475.14
                                                            -------------
                                                                                                  69,093.01
  Ending Principal Balance of the Class D Notes
                          Pool A                             1,686,359.06
                          Pool B                               297,956.21
                                                            -------------                     -------------
                                                                                               1,984,315.27
                                                                                              =============

  Interest Paid Per $1,000         Principal Paid Per $1,000          Ending Principal
  Original Face $4,910,955         Original Face $4,910,955           Balance Factor
  $               2.574972         $               14.069160                 40.405894%

VIII.   CLASS E NOTE PRINCIPAL BALANCE
  Beginning Principal Balance of the Class E Notes
                             Pool A                          1,736,976.93
                             Pool B                            316,431.35
                                                            -------------
                                                                                               2,053,408.28

  Class E Overdue Interest, if any                                   0.00
  Class E Monthly Interest - Pool A                             13,635.27
  Class E Monthly Interest - Pool B                              2,483.99
  Class E Overdue Principal, if any                                  0.00
  Class E Monthly Principal - Pool A                            50,617.87
  Class E Monthly Principal - Pool B                            18,475.14
                                                            -------------
                                                                                                  69,093.01
  Ending Principal Balance of the Class E Notes
                             Pool A                          1,686,359.06
                             Pool B                            297,956.21
                                                            -------------                     -------------
                                                                                               1,984,315.27
                                                                                              =============

  Interest Paid Per $1,000         Principal Paid Per $1,000          Ending Principal
  Original Face $4,910,955         Original Face $4,910,955           Balance Factor
  $               3.282307         $               14.069160                 40.405894%

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 11, 2001


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE
             Beginning Residual Principal Balance
                                Pool A                       2,894,468.71
                                Pool B                         527,212.01
                                                            -------------
                                                                                               3,421,680.72

             Residual Interest - Pool A                         17,766.31
             Residual Interest - Pool B                          3,257.43
             Residual Principal - Pool A                        84,363.11
             Residual Principal - Pool B                        30,791.91
                                                            -------------
                                                                                                 115,155.02
             Ending Residual Principal Balance
                                    Pool A                   2,810,105.60
                                    Pool B                     496,420.10
                                                            -------------                     -------------
                                                                                               3,306,525.70
                                                                                              =============


X.   PAYMENT TO SERVICER

              - Collection period Servicer Fee                                                    34,219.52
              - Servicer Advances reimbursement                                                  103,009.00
              - Tax, Maintenance, Late Charges,
                  Bank Interest and other amounts                                                215,427.23
                                                                                              -------------
             Total amounts due to Servicer                                                       352,655.75
                                                                                              =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 11, 2001


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
             Aggregate Discounted Contract Balance, as defined in Indenture
                Agreement, at the beginning of the related Collection Period                                           77,191,178.55

             Aggregate Discounted Contract Balance of Additional Contracts
                acquired during Collection Period                                                                               0.00

             Decline in Aggregate Discounted Contract Balance                                                           2,249,682.93

             Aggregate Discounted Contract Balance, as defined in Indenture                                            -------------
                Agreement, at the ending of the related Collection Period                                              74,941,495.62
                                                                                                                       =============


             Components of Decline in Aggregate Discounted Contract Balance:
                 - Principal portion of Contract Payments  and Servicer Advances               2,221,718.46

                 - Principal portion of Prepayment Amounts                                        27,964.47

                 - Principal portion of Contracts repurchased under Indenture
                     Agreement Section 4.02                                                            0.00

                 - Aggregate Discounted Contract Balance of Contracts that have
                        become Defaulted Contracts during the Collection Period                        0.00

                 - Aggregate Discounted Contract Balance of Substitute Contracts
                        added during Collection Period                                                 0.00

                 - Aggregate Discounted Contract Balance of Predecessor Contracts
                        withdrawn during Collection Period                                             0.00
                                                                                               ------------
                                  Total Decline in Aggregate Discounted Contract Balance       2,249,682.93
                                                                                               ============


POOL B
             Aggregate Discounted Contract Balance, as defined in Indenture
                Agreement, at the beginning of the related Collection Period                                           14,060,868.92

             Aggregate Discounted Contract Balance of Additional Contracts
                acquired during Collection Period                                                                               0.00

             Decline in Aggregate Discounted Contract Balance                                                             821,117.48

             Aggregate Discounted Contract Balance, as defined in Indenture
                                                                                                                       -------------
                Agreement, at the ending of the related Collection Period                                              13,239,751.44
                                                                                                                       =============

             Components of Decline in Aggregate Discounted Contract Balance:
                 - Principal portion of Contract Payments  and Servicer Advances                 764,377.34

                 - Principal portion of Prepayment Amounts                                        56,740.14

                 - Principal portion of Contracts repurchased under Indenture
                        Agreement Section 4.02                                                         0.00

                 - Aggregate Discounted Contract Balance of Contracts that have
                        become Defaulted Contracts during the Collection Period                        0.00

                 - Aggregate Discounted Contract Balance of Substitute Contracts
                        added during Collection Period                                                 0.00

                 - Aggregate Discounted Contract Balance of Predecessor
                        Contracts withdrawn during Collection Period                                   0.00
                                                                                               ------------
                                  Total Decline in Aggregate Discounted Contract Balance         821,117.48
                                                                                               ============
                                                                                                                       -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                      88,181,247.06
                                                                                                                       =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 11, 2001


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS
    POOL A                                                                                                         Predecessor
                                                                           Discounted           Predecessor        Discounted
    Lease #       Lessee Name                                              Present Value        Lease #            Present Value
    -------       -----------                                              -------------        -------            -------------
                  NONE










                                                                           -------------                           ---------------
                                                              Totals:              $0.00                                     $0.00

    a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                 $0.00
    b) ADCB OF POOL A AT CLOSING DATE                                                                              $161,410,790.25
    c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                          0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                           YES               NO    X
                                                                                                    -------           --------

    POOL B                                                                                                         Predecessor
                                                                           Discounted           Predecessor        Discounted
    Lease #       Lessee Name                                              Present Value        Lease #            Present Value
    -------       -----------                                              -------------        -----------        -------------
                  NONE









                                                                           -------------                           ---------------
                                                            Totals:               $0.00                                      $0.00


    a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                 $0.00
    b) ADCB OF POOL B AT CLOSING DATE                                                                               $56,843,333.29
    c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING
         AGENCY APPROVES)                                                                                                     0.00%

   *ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
      THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION
      HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
      per Contribution & Servicing Agreement Section 7.02                                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                           YES               NO    X
                                                                                                    -------           --------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 11, 2001

XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

   POOL A - NON-PERFORMING                                                                                         Predecessor
                                                                           Discounted           Predecessor        Discounted
   Lease #        Lessee Name                                              Present Value        Lease #            Present Value
   -------        -----------                                              -------------        ------------       -------------
   1097-507       ADVANCED HEALTHCARE RESOURCES                                 $159,644.40     1778-001                 $48,984.23
   1238-501       WILLIAM F SKINNER, M.D.                                       $174,282.67     1777-001                $325,671.26
   1505-005       NYDIC MEDICAL VENTURES VII, LLC                               $171,682.66     1855-001                $153,223.12
   2488-001       HYDRO-TOUCH INC.                                              $110,973.88     1949-001                 $94,307.11
                  CASH                                                            $5,602.11






                                                                            ---------------                         ---------------
                                                               Totals:          $622,185.72                             $622,185.72

   a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                       622,185.72
   b) ADCB OF POOL A AT CLOSING DATE                                                                                $161,410,790.25
   c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                            0.39%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                           YES               NO    X
                                                                                                    -------           --------

   POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                                   Predecessor
                                                                           Discounted           Predecessor        Discounted
   Lease #        Lessee Name                                              Present Value        Lease #            Present Value
   -------        -----------                                              -------------        -----------        -------------
                  None








                                                                            ------------                             -------------
                                                            Totals:                $0.00                                     $0.00

   a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                              $0.00
   b) ADCB OF POOL B AT CLOSING DATE                                                                                $56,843,333.29
   c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                           0.00%

  *ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
     THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION
     HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                                $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                           YES               NO    X
                                                                                                    -------           --------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 11, 2001

XV.    POOL PERFORMANCE MEASUREMENTS


1.       AGGREGATE DISCOUNTED CONTRACT BALANCE

         CONTRACTS DELINQUENT > 90 DAYS        TOTAL OUTSTANDING CONTRACTS
         This Month                            701,782.82     This Month               88,181,247.06
         1 Month Prior                          71,402.81     1 Month Prior            91,252,047.47
         2 Months Prior                        103,362.93     2 Months Prior           94,369,169.03

         Total                                 876,548.56     Total                   273,802,463.56

         A) 3 MONTH AVERAGE                    292,182.85     B) 3 MONTH AVERAGE       91,267,487.85

         c) a/b                                      0.32%

2.       Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                            Yes        No   X
                                                                                                                -----     -----

3.       Restricting Event Check

         A. A Delinquency Condition exists for current period?                                              Yes        No   X
                                                                                                                -----     -----
         B. An Indenture Event of Default has occurred and is then continuing?                              Yes        No   X
                                                                                                                -----     -----

4.       Has a Servicer Event of Default occurred?                                                          Yes        No   X
                                                                                                                -----     -----

5.       Amortization Event Check

         A. Is 1c  > 8% ?                                                                                   Yes        No   X
                                                                                                                -----     -----
         B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
              not remedied within 90 days?                                                                  Yes        No   X
                                                                                                                -----     -----
         C. As of any Determination date, the sum of all defaulted contracts since the Closing date
              exceeds 6% of the ADCB on the Closing Date?                                                   Yes        No   X
                                                                                                                -----     -----

6.       Aggregate Discounted Contract Balance at Closing Date                  Balance         $218,254,123.54
                                                                                                ----------------

         DELINQUENT LEASE SUMMARY

                  Days Past Due                    Current Pool Balance         # Leases
                  -------------                    --------------------         --------
                        31 - 60                             668,583.70                52
                        61 - 90                             130,965.85                 9
                       91 - 180                             701,782.82                21


         Approved By:
         Lisa J. Cruikshank
         Vice President